Exhibit 10.1

THIRD AMENDMENT TO FEE LETTER

THIS THIRD AMENDMENT TO FEE LETTER (this “Amendment”) is made as of July 16, 2026 (the “Effective Date”), by and among AB CRE PDF LENDING C LLC, a Delaware limited liability company (“Seller”), AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company (“Guarantor”), and CITIBANK, N.A., a national banking association (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer entered into that certain Master Repurchase Agreement and Securities Contract, dated as of April 1, 2025, as amended by that certain First Amendment to Master Repurchase Agreement and Securities Contract and Reaffirmation of Guaranty, dated as of April 1, 2026 (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”), and that certain Fee Letter, dated as of April 1, 2025, as amended by that certain First Amendment to Fee Letter, dated as of February 26, 2026, as amended by that certain Second Amendment to Fee Letter, dated as of April 1, 2026 (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Fee Letter”);

WHEREAS, capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement; and

WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Fee Letter as set forth herein.

NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

AGREEMENT:

1. AMENDMENTS TO FEE LETTER. The Fee Letter is hereby amended as of the Effective Date as follows:

(a) The following definition in Section 1 of the Fee Letter is hereby deleted in its entirety and the following definition is substituted therefor:

“Facility Amount” shall mean $750,000,000.

2. REAFFIRMATION OF GUARANTY. Guarantor hereby represents, warrants and covenants that notwithstanding the execution and delivery of this Amendment and the amendment of the Fee Letter hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

3. GUARANTOR’S REPRESENTATIONS. Guarantor represents and warrants that (i) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Guarantor of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

4. SELLER’S REAFFIRMATION. Seller represents, warrants and covenants to Buyer that all of the terms, covenants and conditions of the Fee Letter and the other Transaction Documents remain unmodified (except as expressly modified hereby) and are in full force and effect and enforceable in accordance with their respective terms. Any inconsistency between this Amendment and the Fee Letter (as same existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Fee Letter inconsistent with this Amendment. All references to the “Fee Letter” in the Transaction Documents shall mean and refer to the Fee Letter as modified and amended hereby.

5. SELLER’S REPRESENTATIONS. Seller represents and warrants that (i) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

6. CONDITIONS PRECEDENT. This Amendment and its provisions shall become effective upon the execution and delivery of this Amendment by a duly authorized representative of each of Seller, Buyer and Guarantor.

7. AGREEMENT REGARDING EXPENSES. Seller agrees to pay Buyer’s reasonable out-of-pocket expenses (including reasonable legal fees of outside counsel) incurred in connection with the preparation and negotiation of this Amendment, the Repurchase Agreement and the Guaranty promptly after Buyer or Buyer’s counsel gives Seller an invoice for such expenses.

8. NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, the Fee Letter, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

9. GOVERNING LAW. This Amendment shall be governed in accordance with the terms and provisions of Section 19 of the Repurchase Agreement.

10. SEVERABILITY. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures

12. SUCCESSORS AND ASSIGNS. This Amendment shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

13. AMENDMENTS. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

SELLER:

AB CRE PDF LENDING C LLC, a Delaware limited liability company

By: AB Commercial Real Estate Private Debt Fund, LLC, its sole member

By:	/s/ Marguerite Brogan
Name: Marguerite Brogan
Title: Chief Financial Officer

GUARANTOR:

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company

By:	/s/ Marguerite Brogan
Name: Marguerite Brogan
Title: Chief Financial Officer

[Signatures Continue on Following Page]

Signature Page to Third Amendment to Fee Letter (Citi-AB)

BUYER:

CITIBANK, N.A., a national banking association

By:	/s/ Lindsay DeChiaro
Name: Lindsay DeChiaro
Title: Authorized Signatory

Signature Page to Third Amendment to Fee Letter (Citi-AB)